CAMDEN

Living Excellence

2Q14 Earnings Release & Supplemental Information

Camden NoMa • Washington, DC
Year Built 2014 • 321 Apartment Homes
75% Leased – July 27, 2014

Investor Relations Contact
Kim Callahan • (713) 354-2549

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
SECOND QUARTER 2014 OPERATING RESULTS

Houston, TEXAS (July 31, 2014) - Camden Property Trust (NYSE: CPT) today announced operating results for the three and six months ended June 30, 2014.

Funds from Operations (“FFO”)
FFO for the second quarter of 2014 totaled $1.05 per diluted share or $94.2 million, as compared to $1.02 per diluted share or $91.4 million for the same period in 2013. FFO for the three months ended June 30, 2014 included a $0.3 million net gain related to land holdings: we recognized a gain of $1.4 million for the sale of undeveloped land adjacent to an operating property in Dallas, TX, and recorded an impairment of $1.2 million to the valuation of another adjacent undeveloped land parcel based upon a pending sales contract on this land parcel, which subsequently sold in July 2014. FFO for the three months ended June 30, 2013 included: a $3.8 million or $0.04 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; and a $1.0 million or $0.01 per diluted share charge related to executive separation costs.

FFO for the six months ended June 30, 2014 totaled $2.10 per diluted share or $189.0 million, as compared to $1.99 per diluted share or $178.1 million for the same period in 2013. FFO for the six months ended June 30, 2014 included a $0.6 million net gain related to land holdings: we recognized a gain of $1.8 million for the sale of two undeveloped land parcels, and recorded an impairment of $1.2 million to the valuation of an undeveloped land parcel in Dallas, TX. FFO for the six months ended June 30, 2013 included: a $3.8 million or $0.04 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; a $1.0 million or $0.01 per diluted share charge related to executive separation costs; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $35.3 million or $0.40 per diluted share for the second quarter of 2014, as compared to $72.2 million or $0.81 per diluted share for the same period in 2013. EPS for the three months ended June 30, 2014 included a $0.3 million net gain related to land holdings: we recognized a gain of $1.4 million for the sale of undeveloped land adjacent to an operating property in Dallas, TX, and recorded an impairment of $1.2 million to the valuation of another adjacent undeveloped land parcel based upon a pending sales contract on this land parcel, which subsequently sold in July 2014. EPS for the three months ended June 30, 2013 included: a $24.9 million or $0.28 per diluted share gain on sale of discontinued operations; a $13.0 million or $0.15 per diluted share gain on sale of unconsolidated joint venture properties; a $3.8 million or $0.04 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; and a $1.0 million or $0.01 per diluted share charge related to executive separation costs.

For the six months ended June 30, 2014, the Company reported EPS of $75.3 million or $0.85 per diluted share, as compared to $135.6 million or $1.53 per diluted share for the same period in 2013. EPS for the six months ended June 30, 2014 included a $3.6 million or $0.04 per diluted share gain on sale of unconsolidated joint venture properties, a $0.6 million net gain related to land holdings: we recognized a gain of $1.8 million for the sale of two undeveloped land parcels, and recorded an impairment of $1.2 million to the valuation of an undeveloped land parcel in Dallas, TX. EPS for the six months ended June 30, 2013 included: a $56.6 million or $0.64 per diluted share gain on sale of discontinued operations; a $13.0 million or $0.15 per diluted share gain on sale of unconsolidated joint venture properties; a $3.8 million or $0.04 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; a $1.0 million or $0.01 per diluted share charge related to executive separation costs; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,916 apartment homes included in consolidated same property results, second quarter 2014 same property net operating income (“NOI”) increased 5.1% compared to the second quarter of 2013, with revenues increasing 4.5% and expenses increasing 3.5%. On a sequential basis, second quarter 2014 same property NOI increased 1.1% compared to the first quarter of 2014, with revenues increasing 1.6% and expenses increasing 2.5% compared to the prior quarter. On a year-to-date basis, 2014 same property NOI increased 5.7%, with revenues increasing 4.6% and expenses increasing 2.8% compared to the same period in 2013. Same property physical occupancy levels for the portfolio averaged 95.7% during the second quarter of 2014, compared to 95.6% in the first quarter of 2014 and 95.3% in the second quarter of 2013.

The Company defines same property communities as communities owned and stabilized since January 1, 2013. A reconciliation of net income to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Disposition Activity
Camden sold approximately 4.7 acres of land adjacent to an operating community in Dallas, TX for $8.3 million, recognizing a gain of $1.4 million. The Company also recognized a $1.2 million impairment on an adjacent 2.4 acre land parcel. The impairment charge was based upon a pending sales contract on this land parcel, which subsequently sold in July 2014.

Development Activity
Construction was completed at one wholly-owned community: Camden NoMa, a $101 million project with 321 apartment homes in Washington, DC which is currently 75% leased. Lease-up activity is currently underway at five communities which are still under construction: Camden Flatirons, a $78 million project with 424 apartment homes in Denver, CO which is 12% leased; Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes which is 7% leased; Camden La Frontera, a $36 million project with 300 apartment homes in Round Rock, TX which is 6% leased; Camden Foothills in Scottsdale, AZ, a $50 million project with 220 apartment homes which is 6% leased; and Camden Paces, a $110 million project with 379 apartment homes in Atlanta, GA which is 3% leased.

Construction continued at eight additional wholly-owned development communities: Camden Boca Raton in Boca Raton, FL, a $54 million project with 261 apartment homes; Camden Hayden in Tempe, AZ, a $48 million project with 234 apartment homes; Camden Glendale in Glendale, CA, a $115 million project with 303 apartment homes; Camden Gallery in Charlotte, NC, a $58 million project with 323 apartment homes; Camden Victory Park in Dallas, TX, an $82 million project with 423 apartment homes; Camden Chandler in Chandler, AZ, a $75 million project with 380 apartment homes; The Camden in Los Angeles, CA, a $145 million project with 287 apartment homes; and Camden Miramar Phase IXB in Corpus Christi, TX, an $8 million 75-unit expansion of an existing community.

Lease-up continued during the quarter at Camden South Capitol in Washington, DC, a $78 million joint venture project with 276 apartment homes which is currently 95% leased; and Camden Waterford Lakes in Orlando, FL, a $37 million joint venture project with 300 apartment homes which is currently 97% leased. Construction also continued at Camden Southline in Charlotte, NC, a $48 million joint venture project with 266 apartment homes.

During the quarter, Camden acquired 7.6 acres of land in Montgomery County, MD for $23.8 million for the future development of approximately 457 apartment homes.

Earnings Guidance
Camden updated its FFO earnings guidance for 2014 based on its current and expected views of the apartment market and general economic conditions. Full-year 2014 FFO is expected to be $4.20 to $4.30 per diluted share, and full-year 2014 EPS is expected to be $1.57 to $1.67 per diluted share. Third quarter 2014 earnings guidance is $1.04 to $1.08 per diluted share for FFO and $0.37 to $0.41 per diluted share for EPS. Guidance for EPS excludes future gains on real estate transactions.

The Company’s 2014 earnings guidance is based on projections of same property revenue growth between 4.0% and 4.6%, expense growth between 3.4% and 4.0%, and NOI growth between 4.25% and 5.25%.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2014 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, August 1, 2014 at 11:00 a.m. Central Time to review its second quarter 2014 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 4633771, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 170 properties containing 59,963 apartment homes across the United States. Upon completion of 13 properties under development and the expansion of an existing community, the Company’s portfolio will increase to 64,152 apartment homes in 183 properties. Camden was recently named by FORTUNE® Magazine for the seventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #11.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

Three Months Ended June 30,	Six Months Ended June 30,
2014	2013	2014	2013
Total property revenues (a)	$208,492	$194,983	$414,421	$384,794

EBITDA	117,169	112,751	235,442	223,449

Net income attributable to common shareholders	35,272	72,172	75,308	135,648
Per share - basic	0.40	0.82	0.85	1.54
Per share - diluted	0.40	0.81	0.85	1.53

Income from continuing operations attributable to common shareholders	35,272	46,938	75,308	75,950
Per share - basic	0.40	0.53	0.85	0.86
Per share - diluted	0.40	0.53	0.85	0.85

Funds from operations	94,166	91,446	188,998	178,077
Per share - diluted	1.05	1.02	2.10	1.99

Dividends per share	0.66	0.63	1.32	1.26
Dividend payout ratio	62.9%	61.8%	62.9%	63.3%

Interest expensed	22,746	24,797	45,879	49,692
Interest capitalized	5,422	3,402	10,324	6,672
Total interest incurred	28,168	28,199	56,203	56,364

Principal amortization	1,068	1,044	2,155	2,139

Net Debt to Annualized EBITDA (b)	5.7x	5.6x	5.7	x	5.6	x
Interest expense coverage ratio	5.2x	4.5x	5.1x	4.5x
Total interest coverage ratio	4.2x	4.0x	4.2x	4.0x
Fixed charge expense coverage ratio	4.9x	4.4x	4.9x	4.3x
Total fixed charge coverage ratio	4.0x	3.9x	4.0x	3.8x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.3x	3.4x	3.3x	3.4x

Same property NOI increase (c)	5.1%	6.4%	5.7%	6.6%
(# of apartment homes included)	47,916	43,503	47,916	43,503

Gross turnover of apartment homes (annualized)	68%	68%	62%	62%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	58%	60%	53%	53%

As of June 30,
2014	2013
Total assets	$5,790,088	$5,486,282
Total debt	$2,700,239	$2,523,823
Common and common equivalent shares, outstanding end of period (d)	90,121	89,779
Share price, end of period	$71.15	$69.14
Book equity value, end of period (e)	$2,714,869	$2,705,130
Market equity value, end of period (f)	$6,412,109	$6,207,320

(a) Excludes discontinued operations, if any.

(b) Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2013, excluding properties held for sale.

(d) Includes at June 30, 2014: 88,222 common shares (including 353 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of non-controlling units (1,899).

(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
OPERATING DATA
Property revenues
Rental revenues	$180,438	$168,634	$359,402	$333,027
Other property revenues	28,054	26,349	55,019	51,767
Total property revenues	208,492	194,983	414,421	384,794

Property expenses
Property operating and maintenance	52,264	49,787	103,011	98,050
Real estate taxes	23,616	21,810	47,193	42,993
Total property expenses	75,880	71,597	150,204	141,043

Non-property income
Fee and asset management	2,147	2,827	5,170	5,721
Interest and other income	44	1,038	332	1,090
Income (loss) on deferred compensation plans	2,018	(102)	2,699	2,897
Total non-property income	4,209	3,763	8,201	9,708

Other expenses
Property management	5,853	5,242	11,692	11,225
Fee and asset management	1,247	1,486	2,506	2,963
General and administrative	10,534	11,590	20,079	21,384
Interest	22,746	24,797	45,879	49,692
Depreciation and amortization	57,953	52,629	115,349	104,232
Amortization of deferred financing costs	816	898	1,657	1,814
Expense (benefit) on deferred compensation plans	2,018	(102)	2,699	2,897
Total other expenses	101,167	96,540	199,861	194,207

Gain on sale of land	1,447	—	1,801	698
Impairment associated with land holdings	(1,152)	—	(1,152)	—
Equity in income of joint ventures	736	17,798	5,026	18,732
Income from continuing operations before income taxes	36,685	48,407	78,232	78,682
Income tax expense	(401)	(468)	(875)	(867)
Income from continuing operations	36,284	47,939	77,357	77,815
Income from discontinued operations	—	2,132	—	4,906
Gain on sale of discontinued operations, net of tax	—	24,866	—	56,649
Net income	36,284	74,937	77,357	139,370
Less income allocated to non-controlling interests from continuing operations	(1,012)	(1,001)	(2,049)	(1,865)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	(1,764)	—	(1,857)
Net income attributable to common shareholders	$35,272	$72,172	$75,308	$135,648

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$36,284	$74,937	$77,357	$139,370
Other comprehensive income
Reclassification of prior service cost and net loss on post retirement obligations	14	13	29	27
Comprehensive income	36,298	74,950	77,386	139,397
Less income allocated to non-controlling interests from continuing operations	(1,012)	(1,001)	(2,049)	(1,865)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	(1,764)	—	(1,857)
Comprehensive income attributable to common shareholders	$35,286	$72,185	$75,337	$135,675

PER SHARE DATA
Total earnings per common share -- basic	$0.40	$0.82	$0.85	$1.54
Total earnings per common share -- diluted	0.40	0.81	0.85	1.53
Earnings per common share from continuing operations -- basic	0.40	0.53	0.85	0.86
Earnings per common share from continuing operations -- diluted	0.40	0.53	0.85	0.85

Weighted average number of common shares outstanding:
Basic	87,845	87,191	87,748	86,949
Diluted	88,972	88,472	88,899	88,283

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$35,272	$72,172	$75,308	$135,648
Real estate depreciation from continuing operations	56,556	51,408	112,567	101,914
Real estate depreciation from discontinued operations	—	1,686	—	3,553
Adjustments for unconsolidated joint ventures	1,326	1,313	2,640	2,921
Income allocated to units convertible into common shares	1,012	2,765	2,049	3,722
Gain on sale of unconsolidated joint venture property	—	(13,032)	(3,566)	(13,032)
Gain on sale of discontinued operations	—	(24,866)	—	(56,649)
Funds from operations - diluted	$94,166	$91,446	$188,998	$178,077

PER SHARE DATA
Funds from operations - diluted	$1.05	$1.02	$2.10	$1.99
Distributions declared per common share	0.66	0.63	1.32	1.26

Weighted average number of common shares outstanding:
FFO - diluted	90,058	89,558	89,985	89,369

PROPERTY DATA
Total operating properties (end of period) (a)	170	179	170	179
Total operating apartment homes in operating properties (end of period) (a)	59,963	62,021	59,963	62,021
Total operating apartment homes (weighted average)	52,709	54,186	52,684	54,249
Total operating apartment homes - excluding discontinued operations (weighted average)	52,709	51,500	52,684	51,259

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
ASSETS
Real estate assets, at cost
Land	$985,444	$978,770	$969,711	$967,121	$965,257
Buildings and improvements	5,762,428	5,691,619	5,629,904	5,596,754	5,552,095
	6,747,872	6,670,389	6,599,615	6,563,875	6,517,352
Accumulated depreciation	(1,755,086)	(1,698,724)	(1,643,713)	(1,619,325)	(1,604,402)
Net operating real estate assets	4,992,786	4,971,665	4,955,902	4,944,550	4,912,950
Properties under development, including land	599,139	515,141	472,566	438,968	393,694
Investments in joint ventures	36,167	36,719	42,155	43,338	44,630
Properties held for sale	—	—	—	58,765	—
Total real estate assets	5,628,092	5,523,525	5,470,623	5,485,621	5,351,274
Accounts receivable – affiliates	26,501	26,145	27,724	27,474	27,274
Other assets, net (a)	114,002	107,862	109,401	112,520	94,847
Cash and cash equivalents	16,069	16,768	17,794	4,707	6,506
Restricted cash	5,424	5,549	6,599	60,889	6,381
Total assets	$5,790,088	$5,679,849	$5,632,141	$5,691,211	$5,486,282

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,769,287	$1,649,041	$1,588,798	$1,721,998	$1,579,733
Secured	930,952	940,881	941,968	943,039	944,090
Accounts payable and accrued expenses	122,307	124,981	113,307	124,336	100,279
Accrued real estate taxes	40,232	21,922	35,648	50,247	36,863
Distributions payable	59,770	59,728	56,787	56,793	56,821
Other liabilities (b)	90,944	88,693	88,272	69,716	63,366
Total liabilities	3,013,492	2,885,246	2,824,780	2,966,129	2,781,152

Commitments and contingencies
Non-qualified deferred compensation share awards	61,727	55,498	47,180	47,092	—

Equity
Common shares of beneficial interest	967	966	967	967	967
Additional paid-in capital	3,595,315	3,593,633	3,596,069	3,595,536	3,625,283
Distributions in excess of net income attributable to common shareholders	(550,050)	(523,321)	(494,167)	(571,935)	(574,286)
Treasury shares, at cost	(398,474)	(399,510)	(410,227)	(410,309)	(410,665)
Accumulated other comprehensive loss (c)	(1,077)	(1,091)	(1,106)	(1,021)	(1,035)
Total common equity	2,646,681	2,670,677	2,691,536	2,613,238	2,640,264
Non-controlling interests	68,188	68,428	68,645	64,752	64,866
Total equity	2,714,869	2,739,105	2,760,181	2,677,990	2,705,130
Total liabilities and equity	$5,790,088	$5,679,849	$5,632,141	$5,691,211	$5,486,282

(a) Includes:
net deferred charges of:	$12,747	$13,615	$14,497	$13,243	$14,008

(b) Includes:
deferred revenues of:	$1,070	$1,786	$1,886	$1,979	$1,336

(c) Represents the unrealized loss and unamortized prior service costs on post retirement obligations.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2014 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	5,426	382	321	—	6,129	276	—	276	6,405
Houston, TX	4,569	1,343	—	—	5,912	2,522	—	2,522	8,434
Los Angeles/Orange County, CA	2,060	421	—	590	3,071	—	—	—	3,071
Dallas, TX	4,417	—	—	423	4,840	1,250	—	1,250	6,090
Tampa, FL	4,658	—	—	—	4,658	450	—	450	5,108
SE Florida	2,520	—	—	261	2,781	—	—	—	2,781
Las Vegas, NV	4,918	—	—	—	4,918	—	—	—	4,918
Atlanta, GA	3,117	592	—	379	4,088	234	—	234	4,322
Orlando, FL	3,238	438	—	—	3,676	300	—	300	3,976
Charlotte, NC	2,894	—	—	323	3,217	—	266	266	3,483
Raleigh, NC	2,266	438	—	—	2,704	350	—	350	3,054
Denver, CO	1,941	—	—	424	2,365	—	—	—	2,365
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	—	—	1,665
Phoenix, AZ	1,925	170	—	834	2,929	—	—	—	2,929
Austin, TX	1,670	—	—	614	2,284	1,360	—	1,360	3,644
Corpus Christi, TX	632	930	—	75	1,637	270	—	270	1,907
Total Portfolio	47,916	4,714	321	3,923	56,874	7,012	266	7,278	64,152

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
D.C. Metro	16.5%	16.2%	16.0%	95.8%	95.3%	95.2%	95.5%	95.5%
Houston, TX	9.9%	12.3%	12.8%	95.9%	96.1%	96.4%	96.1%	96.5%
Los Angeles/Orange County, CA	6.5%	7.2%	7.0%	95.3%	95.9%	95.7%	95.5%	95.6%
Dallas, TX	7.4%	6.7%	7.0%	95.3%	95.1%	95.7%	95.4%	95.4%
Tampa, FL	7.5%	6.8%	6.8%	95.4%	95.6%	95.6%	95.1%	95.5%
SE Florida	7.5%	6.9%	6.7%	96.4%	96.9%	96.3%	95.5%	95.1%
Las Vegas, NV	7.1%	6.4%	6.3%	95.8%	95.0%	95.3%	95.1%	94.2%
Atlanta, GA	5.6%	6.1%	6.0%	95.4%	95.4%	95.6%	95.2%	95.3%
Orlando, FL	5.6%	5.9%	5.8%	95.7%	96.0%	95.6%	95.6%	95.8%
Charlotte, NC	6.1%	5.6%	5.5%	96.8%	97.3%	96.5%	96.6%	96.4%
Raleigh, NC	3.9%	4.1%	4.2%	95.9%	95.1%	96.0%	96.2%	95.0%
Denver, CO	4.7%	4.2%	4.1%	96.0%	94.1%	94.5%	95.4%	94.7%
San Diego/Inland Empire, CA	4.3%	3.9%	3.8%	95.2%	95.1%	95.8%	94.2%	94.3%
Phoenix, AZ	3.5%	3.5%	3.4%	93.8%	94.9%	95.5%	92.6%	92.3%
Austin, TX	2.7%	2.4%	2.7%	95.3%	95.9%	96.2%	95.8%	94.7%
Corpus Christi, TX	1.2%	1.8%	1.9%	95.3%	94.7%	95.1%	95.9%	96.7%
Total Portfolio	100.0%	100.0%	100.0%	95.6%	95.6%	95.7%	95.4%	95.3%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2014	2013	Change	2014	2013	Change
"Same Property" Communities (a)	47,916	$187,409	$179,308	$8,101	$371,840	$355,402	$16,438
Non-"Same Property" Communities (b)	4,714	19,440	14,084	5,356	39,511	26,095	13,416
Development and Lease-Up Communities (c)	4,244	578	—	578	772	—	772
Other (d)	—	1,065	1,591	(526)	2,298	3,297	(999)
Total Property Revenues	56,874	$208,492	$194,983	$13,509	$414,421	$384,794	$29,627

Property Expenses
"Same Property" Communities (a)	47,916	$67,433	$65,167	$2,266	$133,221	$129,615	$3,606
Non-"Same Property" Communities (b)	4,714	7,501	5,696	1,805	15,259	9,783	5,476
Development and Lease-Up Communities (c)	4,244	390	—	390	589	—	589
Other (d)	—	556	734	(178)	1,135	1,645	(510)
Total Property Expenses	56,874	$75,880	$71,597	$4,283	$150,204	$141,043	$9,161

Property Net Operating Income
"Same Property" Communities (a)	47,916	$119,976	$114,141	$5,835	$238,619	$225,787	$12,832
Non-"Same Property" Communities (b)	4,714	11,939	8,388	3,551	24,252	16,312	7,940
Development and Lease-Up Communities (c)	4,244	188	—	188	183	—	183
Other (d)	—	509	857	(348)	1,163	1,652	(489)
Total Property Net Operating Income	56,874	$132,612	$123,386	$9,226	$264,217	$243,751	$20,466

Income from Discontinued Operations (e)	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Property revenues	$—	$6,708	$—	$14,819
Property expenses	—	(2,890)	—	(6,360)
Property net operating income	$—	$3,818	$—	$8,459
Depreciation and amortization	—	(1,686)	—	(3,553)
Gain on sale of discontinued operations, net of tax	—	24,866	—	56,649
Income, including gain on sale, allocated to non-controlling interests	—	(1,764)	—	(1,857)
Income attributable to common shareholders	$—	$25,234	$—	$59,698

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2013. Discontinued operations, including properties held for sale, are excluded from the above results.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2013. Discontinued operations, including properties held for sale, are excluded from the above results.

(d) "Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holding not under active development.

(e) Represents operating results for communities disposed of during 2013, of which Camden has no continuing involvement.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q14	2Q13	Growth	2Q14	2Q13	Growth	2Q14	2Q13	Growth
D.C. Metro	$28,802	$28,546	0.9%	$8,924	$8,585	3.9%	$19,878	$19,961	(0.4)%
Houston, TX	19,325	18,265	5.8%	7,437	6,893	7.9%	11,888	11,372	4.5%
Los Angeles/Orange County, CA	11,480	10,925	5.1%	3,621	3,648	(0.7)%	7,859	7,277	8.0%
Dallas, TX	15,180	14,450	5.1%	6,251	6,070	3.0%	8,929	8,380	6.6%
Tampa, FL	14,935	14,472	3.2%	5,950	5,843	1.8%	8,985	8,629	4.1%
SE Florida	13,658	13,042	4.7%	4,681	4,595	1.9%	8,977	8,447	6.3%
Las Vegas, NV	13,351	12,752	4.7%	4,852	4,700	3.2%	8,499	8,052	5.6%
Atlanta, GA	10,978	10,156	8.1%	4,243	4,003	6.0%	6,735	6,153	9.5%
Orlando, FL	10,819	10,410	3.9%	4,128	3,996	3.3%	6,691	6,414	4.3%
Charlotte, NC	10,896	10,345	5.3%	3,618	3,442	5.1%	7,278	6,903	5.4%
Raleigh, NC	7,173	6,836	4.9%	2,446	2,353	4.0%	4,727	4,483	5.4%
Denver, CO	8,063	7,534	7.0%	2,466	2,323	6.2%	5,597	5,211	7.4%
San Diego/Inland Empire, CA	8,186	7,795	5.0%	3,074	3,114	(1.3)%	5,112	4,681	9.2%
Phoenix, AZ	6,517	6,203	5.1%	2,316	2,196	5.5%	4,201	4,007	4.8%
Austin, TX	5,850	5,535	5.7%	2,620	2,621	0.0%	3,230	2,914	10.8%
Corpus Christi, TX	2,196	2,042	7.5%	806	785	2.7%	1,390	1,257	10.6%

Total Same Property	$187,409	$179,308	4.5%	$67,433	$65,167	3.5%	$119,976	$114,141	5.1%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	2Q14	2Q13	Growth	2Q14	2Q13	Growth
D.C. Metro	5,426	16.5%	95.8%	95.5%	0.3%	$1,644	$1,641	0.2%
Houston, TX	4,569	9.9%	95.9%	96.5%	(0.6)%	1,299	1,216	6.8%
Los Angeles/Orange County, CA	2,060	6.5%	95.7%	95.6%	0.1%	1,756	1,686	4.2%
Dallas, TX	4,417	7.4%	95.4%	95.1%	0.3%	1,047	1,001	4.6%
Tampa, FL	4,658	7.5%	95.4%	95.6%	(0.2)%	934	902	3.5%
SE Florida	2,520	7.5%	96.4%	95.1%	1.3%	1,680	1,616	4.0%
Las Vegas, NV	4,918	7.1%	95.8%	94.6%	1.2%	802	782	2.6%
Atlanta, GA	3,117	5.6%	95.5%	95.1%	0.4%	1,054	975	8.1%
Orlando, FL	3,238	5.6%	95.9%	95.8%	0.1%	997	960	3.9%
Charlotte, NC	2,894	6.1%	96.8%	96.5%	0.3%	1,134	1,083	4.7%
Raleigh, NC	2,266	3.9%	95.9%	94.8%	1.1%	930	898	3.6%
Denver, CO	1,941	4.7%	96.0%	94.5%	1.5%	1,264	1,195	5.8%
San Diego/Inland Empire, CA	1,665	4.3%	95.2%	94.3%	0.9%	1,556	1,506	3.3%
Phoenix, AZ	1,925	3.5%	94.1%	92.4%	1.7%	1,023	1,007	1.6%
Austin, TX	1,670	2.7%	94.9%	94.5%	0.4%	1,049	991	5.9%
Corpus Christi, TX	632	1.2%	95.3%	96.5%	(1.2)%	989	923	7.2%

Total Same Property	47,916	100.0%	95.7%	95.3%	0.4%	$1,188	$1,143	3.9%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q14	1Q14	Growth	2Q14	1Q14	Growth	2Q14	1Q14	Growth
D.C. Metro	$28,802	$28,551	0.9%	$8,924	$8,666	3.0%	$19,878	$19,885	0.0%
Houston, TX	19,325	18,872	2.4%	7,437	7,176	3.6%	11,888	11,696	1.6%
Los Angeles/Orange County, CA	11,480	11,339	1.2%	3,621	3,585	1.0%	7,859	7,754	1.4%
Dallas, TX	15,180	14,878	2.0%	6,251	6,334	(1.3)%	8,929	8,544	4.5%
Tampa, FL	14,935	14,877	0.4%	5,950	5,901	0.8%	8,985	8,976	0.1%
SE Florida	13,658	13,529	1.0%	4,681	4,662	0.4%	8,977	8,867	1.2%
Las Vegas, NV	13,351	13,050	2.3%	4,852	4,666	4.0%	8,499	8,384	1.4%
Atlanta, GA	10,978	10,659	3.0%	4,243	4,033	5.2%	6,735	6,626	1.6%
Orlando, FL	10,819	10,710	1.0%	4,128	4,097	0.8%	6,691	6,613	1.2%
Charlotte, NC	10,896	10,727	1.6%	3,618	3,477	4.1%	7,278	7,250	0.4%
Raleigh, NC	7,173	6,985	2.7%	2,446	2,323	5.3%	4,727	4,662	1.4%
Denver, CO	8,063	7,749	4.1%	2,466	2,302	7.1%	5,597	5,447	2.8%
San Diego/Inland Empire, CA	8,186	8,058	1.6%	3,074	3,071	0.1%	5,112	4,987	2.5%
Phoenix, AZ	6,517	6,502	0.2%	2,316	2,173	6.6%	4,201	4,329	(3.0)%
Austin, TX	5,850	5,802	0.8%	2,620	2,561	2.3%	3,230	3,241	(0.3)%
Corpus Christi, TX	2,196	2,143	2.5%	806	761	5.9%	1,390	1,382	0.6%

Total Same Property	$187,409	$184,431	1.6%	$67,433	$65,788	2.5%	$119,976	$118,643	1.1%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	2Q14	1Q14	Growth	2Q14	1Q14	Growth
D.C. Metro	5,426	16.5%	95.8%	95.2%	0.6%	$1,644	$1,638	0.4%
Houston, TX	4,569	9.9%	95.9%	96.0%	(0.1)%	1,299	1,276	1.8%
Los Angeles/Orange County, CA	2,060	6.5%	95.7%	96.2%	(0.5)%	1,756	1,740	0.9%
Dallas, TX	4,417	7.4%	95.4%	95.1%	0.3%	1,047	1,036	1.1%
Tampa, FL	4,658	7.5%	95.4%	95.7%	(0.3)%	934	927	0.8%
SE Florida	2,520	7.5%	96.4%	96.9%	(0.5)%	1,680	1,659	1.3%
Las Vegas, NV	4,918	7.1%	95.8%	95.0%	0.8%	802	793	1.1%
Atlanta, GA	3,117	5.6%	95.5%	95.5%	0.0%	1,054	1,029	2.4%
Orlando, FL	3,238	5.6%	95.9%	96.1%	(0.2)%	997	989	0.8%
Charlotte, NC	2,894	6.1%	96.8%	97.3%	(0.5)%	1,134	1,119	1.3%
Raleigh, NC	2,266	3.9%	95.9%	95.0%	0.9%	930	923	0.8%
Denver, CO	1,941	4.7%	96.0%	94.1%	1.9%	1,264	1,241	1.9%
San Diego/Inland Empire, CA	1,665	4.3%	95.2%	95.1%	0.1%	1,556	1,540	1.0%
Phoenix, AZ	1,925	3.5%	94.1%	95.6%	(1.5)%	1,023	1,013	1.0%
Austin, TX	1,670	2.7%	94.9%	95.4%	(0.5)%	1,049	1,036	1.3%
Corpus Christi, TX	632	1.2%	95.3%	95.1%	0.2%	989	990	(0.1)%

Total Same Property	47,916	100.0%	95.7%	95.6%	0.1%	$1,188	$1,175	1.1%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2014	2013	Growth	2014	2013	Growth	2014	2013	Growth
D.C. Metro	$57,353	$56,891	0.8%	$17,590	$16,810	4.6%	$39,763	$40,081	(0.8)%
Houston, TX	38,197	35,977	6.2%	14,613	13,810	5.8%	23,584	22,167	6.4%
Los Angeles/Orange County, CA	22,819	21,770	4.8%	7,206	7,219	(0.2)%	15,613	14,551	7.3%
Dallas, TX	30,058	28,519	5.4%	12,585	12,428	1.3%	17,473	16,091	8.6%
Tampa, FL	29,812	28,653	4.0%	11,851	11,682	1.4%	17,961	16,971	5.8%
SE Florida	27,187	25,831	5.2%	9,343	9,210	1.4%	17,844	16,621	7.4%
Las Vegas, NV	26,401	25,417	3.9%	9,518	9,400	1.3%	16,883	16,017	5.4%
Atlanta, GA	21,637	20,089	7.7%	8,276	7,876	5.1%	13,361	12,213	9.4%
Orlando, FL	21,529	20,616	4.4%	8,225	8,052	2.1%	13,304	12,564	5.9%
Charlotte, NC	21,623	20,396	6.0%	7,095	6,857	3.5%	14,528	13,539	7.3%
Raleigh, NC	14,158	13,593	4.2%	4,769	4,603	3.6%	9,389	8,990	4.4%
Denver, CO	15,812	14,867	6.4%	4,768	4,509	5.7%	11,044	10,358	6.6%
San Diego/Inland Empire, CA	16,244	15,434	5.2%	6,145	6,191	(0.7)%	10,099	9,243	9.3%
Phoenix, AZ	13,019	12,321	5.7%	4,489	4,330	3.7%	8,530	7,991	6.7%
Austin, TX	11,652	10,985	6.1%	5,181	5,121	1.2%	6,471	5,864	10.4%
Corpus Christi, TX	4,339	4,043	7.3%	1,567	1,517	3.3%	2,772	2,526	9.7%

Total Same Property	$371,840	$355,402	4.6%	$133,221	$129,615	2.8%	$238,619	$225,787	5.7%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2014	2013	Growth	2014	2013	Growth
D.C. Metro	5,426	16.7%	95.5%	95.4%	0.1%	$1,641	$1,636	0.3%
Houston, TX	4,569	9.9%	95.9%	96.3%	(0.4)%	1,288	1,203	7.1%
Los Angeles/Orange County, CA	2,060	6.5%	95.9%	95.6%	0.3%	1,748	1,675	4.4%
Dallas, TX	4,417	7.3%	95.3%	94.9%	0.4%	1,042	994	4.8%
Tampa, FL	4,658	7.5%	95.6%	95.3%	0.3%	930	898	3.6%
SE Florida	2,520	7.5%	96.7%	95.0%	1.7%	1,669	1,605	4.0%
Las Vegas, NV	4,918	7.1%	95.4%	94.1%	1.3%	797	781	2.0%
Atlanta, GA	3,117	5.6%	95.5%	95.2%	0.3%	1,042	967	7.8%
Orlando, FL	3,238	5.6%	96.0%	95.6%	0.4%	993	956	3.9%
Charlotte, NC	2,894	6.1%	97.0%	96.4%	0.6%	1,126	1,072	5.0%
Raleigh, NC	2,266	3.9%	95.4%	94.7%	0.7%	926	892	3.8%
Denver, CO	1,941	4.6%	95.1%	94.5%	0.6%	1,253	1,184	5.8%
San Diego/Inland Empire, CA	1,665	4.2%	95.1%	93.7%	1.4%	1,548	1,499	3.3%
Phoenix, AZ	1,925	3.6%	94.9%	92.9%	2.0%	1,018	999	1.9%
Austin, TX	1,670	2.7%	95.1%	94.5%	0.6%	1,042	985	5.8%
Corpus Christi, TX	632	1.2%	95.2%	95.9%	(0.7)%	989	913	8.3%

Total Same Property	47,916	100.0%	95.6%	95.1%	0.5%	$1,181	$1,136	4.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2014
(In thousands)

(Unaudited)

					% of Actual
					2Q14 Operating
Quarterly Comparison (a)	2Q14	2Q13	$ Change	% Change	Expenses

Property taxes	$20,704	$19,634	$1,070	5.4%	30.7%
Salaries and Benefits for On-site Employees	16,283	15,244	1,039	6.8%	24.2%
Utilities	13,830	13,609	221	1.6%	20.5%
Repairs and Maintenance	9,655	9,155	500	5.5%	14.3%
Property Insurance	3,019	3,628	(609)	(16.8)%	4.5%
Other	3,942	3,897	45	1.2%	5.8%

Total Same Property	$67,433	$65,167	$2,266	3.5%	100.0%

					% of Actual
					2Q14 Operating
Sequential Comparison (a)	2Q14	1Q14	$ Change	% Change	Expenses

Property taxes	$20,704	$20,660	$44	0.2%	30.7%
Salaries and Benefits for On-site Employees	16,283	14,806	1,477	10.0%	24.2%
Utilities	13,830	13,855	(25)	(0.2)%	20.5%
Repairs and Maintenance	9,655	8,903	752	8.4%	14.3%
Property Insurance	3,019	3,693	(674)	(18.2)%	4.5%
Other	3,942	3,871	71	1.8%	5.8%

Total Same Property	$67,433	$65,788	$1,645	2.5%	100.0%

					% of Actual
					2014 Operating
Year to Date Comparison (a)	2014	2013	$ Change	% Change	Expenses

Property taxes	$41,364	$39,171	$2,193	5.6%	31.1%
Salaries and Benefits for On-site Employees	31,089	29,773	1,316	4.4%	23.3%
Utilities	27,685	27,042	643	2.4%	20.8%
Repairs and Maintenance	18,558	17,775	783	4.4%	13.9%
Property Insurance	6,712	7,954	(1,242)	(15.6)%	5.0%
Other	7,813	7,900	(87)	(1.1)%	5.9%

Total Same Property	$133,221	$129,615	$3,606	2.8%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended June 30,			Six Months Ended June 30,
OPERATING DATA (a)	2014	2013		2014	2013
Property Revenues
Rental revenues	$4,547	$5,315		$9,177	$10,989
Other property revenues	636	798		1,249	1,618
Total property revenues	5,183	6,113		10,426	12,607

Property expenses
Property operating and maintenance	1,311	1,733		2,642	3,560
Real estate taxes	812	879		1,666	1,799
	2,123	2,612		4,308	5,359

Net Operating Income	3,060	3,501		6,118	7,248

Other expenses
Interest	929	1,135		1,877	2,333
Depreciation and amortization	1,347	1,314		2,682	2,920
Other (including debt prepayment penalties)	48	84		99	93
Total other expenses	2,324	2,533		4,658	5,346

Promoted equity interests	—	3,798		—	3,798
Gain on sale of properties, net	—	13,032		3,566	13,032

Equity in income of joint ventures	$736	$17,798		$5,026	$18,732

	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013
BALANCE SHEET DATA(b)
Land	$104,101	$104,101	$110,496	$113,473	$110,549
Building & Improvements	673,204	669,943	695,290	722,921	705,450
	777,305	774,044	805,786	836,394	815,999
Accumulated Depreciation	(71,474)	(64,780)	(61,493)	(58,588)	(51,587)
Net operating real estate assets	705,831	709,264	744,293	777,806	764,412
Properties under development and land	25,426	19,299	25,999	35,562	42,778
Cash and other assets, net	13,033	10,685	19,882	13,226	21,077
Total assets	$744,290	$739,248	$790,174	$826,594	$828,267

Notes payable	$519,864	$516,992	$530,701	$563,191	$555,406
Other liabilities	23,102	18,571	29,856	28,498	29,848
Total liabilities	542,966	535,563	560,557	591,689	585,254

Member's equity	201,324	203,685	229,617	234,905	243,013
Total liabilities and members' equity	$744,290	$739,248	$790,174	$826,594	$828,267

Company's equity investment	$36,167	$36,719	$42,155	$43,338	$44,630

Camden's pro-rata share of debt	$103,973	$103,399	$106,140	$112,638	$111,081

PROPERTY DATA (end of period)
Total operating properties	21	21	22	24	23
Total operating apartment homes	7,012	7,012	7,270	7,870	7,594
Pro rata share of operating apartment homes	1,402	1,402	1,454	1,574	1,519
Total development properties	1	1	2	2	3
Total development apartment homes	266	266	566	566	842
Pro rata share of development apartment homes	53	53	113	113	168

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2014 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 07/27/2014
		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden NoMa	321	$110.0	$101.3		4Q11	4Q13	2Q14	2Q15	75%	56%
	Washington, DC

Total Completed Communities in Lease-Up		321	$110.0	$101.3						75%	56%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 07/27/2014
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Flatirons	424	$78.0	$61.2	$52.9	3Q12	2Q14	4Q14	4Q16	12%	10%
	Denver, CO
2.	Camden La Frontera	300	36.0	23.9	20.1	2Q13	2Q14	1Q15	4Q15	6%	5%
	Round Rock, TX
3.	Camden Lamar Heights	314	47.0	39.3	39.2	2Q12	2Q14	4Q14	4Q15	7%	4%
	Austin, TX
4.	Camden Paces	379	110.0	71.9	69.7	4Q12	2Q14	2Q15	4Q16	3%	1%
	Atlanta, GA
5.	Camden Foothills	220	50.0	33.4	29.2	3Q13	3Q14	1Q15	3Q15	6%	2%
	Scottsdale, AZ
6.	Camden Boca Raton	261	54.0	42.9	42.9	4Q12	3Q14	4Q14	4Q15
	Boca Raton, FL
7.	Camden Hayden	234	48.0	24.0	24.0	3Q13	4Q14	2Q15	3Q15
	Tempe, AZ
8.	Camden Glendale	303	115.0	75.5	75.5	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
9.	Camden Gallery	323	58.0	19.9	19.9	3Q13	1Q15	4Q15	2Q16
	Charlotte, NC
10.	Camden Victory Park	423	82.0	22.2	22.2	4Q13	3Q15	1Q16	1Q18
	Dallas, TX
11.	Camden Chandler	380	75.0	17.3	17.3	1Q14	2Q15	2Q16	2Q17
	Chandler, AZ
12.	The Camden	287	145.0	45.1	45.1	4Q13	2Q16	4Q16	2Q17
	Los Angeles, CA
13.	Camden Miramar Phase IXB	75	8.0	4.5	4.5	4Q13	3Q14	3Q14	3Q14
	Corpus Christi, TX

Total Development Communities		3,923	$906.0	$481.1	$462.5					7%	5%

Additional Development Pipeline & Land (a)					136.6

Total Properties Under Development and Land (per Balance Sheet)					$599.1

NOI Contribution from Non-Stabilized Communities ($ in millions)								Total Cost	2Q14 NOI
Completed Communities in Lease-Up								$101.3	$0.1
Development Communities in Lease-Up								196.3	0.1
Total Non-Stabilized Communities NOI Contribution								$297.6	$0.2

						Estimated/Actual Dates for
Joint Venture Completed Communities in Lease-Up		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 07/27/2014
		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden South Capitol	276	$88.0	$78.5		2Q11	2Q13	3Q13	3Q14	95%	92%
	Washington, DC
2.	Camden Waterford Lakes	300	40.0	37.5		4Q12	4Q13	1Q14	3Q14	97%	84%
	Orlando, FL

Total Joint Venture Completed
Communities in Lease-Up		576	$128.0	$116.0						96%	88%
						Estimated/Actual Dates for
Joint Venture Development Communities		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations
UNDER CONSTRUCTION
1.	Camden Southline	266	$48.0	$23.4	$23.4	2Q13	1Q15	3Q15	4Q15
	Charlotte, NC

Total Joint Venture
Development Communities		266	$48.0	$23.4	$23.4

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF JUNE 30, 2014 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden McGowen Station	320	$82.0	$9.8
	Houston, TX
2.	Camden Lincoln Station	267	51.0	6.4
	Denver, CO
3.	Camden Conte (c)	519	170.0	16.5
	Houston, TX
4.	Camden Shady Grove	457	115.0	30.3
	Montgomery County, MD
5.	Camden Buckhead	336	80.0	19.6
	Atlanta, GA
6.	Camden NoMa II	405	124.0	21.0
	Washington, DC
7.	Camden Atlantic	286	62.0	12.3
	Plantation, FL

Development Pipeline		2,590	$684.0	$115.9

LAND HOLDINGS		Acreage		Cost to Date

	Dallas, TX (d)	2.4		$0.9
	Houston, TX	19.2		6.5
	Las Vegas, NV	19.6		4.2
	Other	4.8		9.1

Land Holdings		46.0		$20.7

Total Development Pipeline and Land				$136.6

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(c) The development will be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

(d) During the three months ended June 30, 2014, we recognized a $1.2 million impairment charge to the carrying value of a land parcel located in Dallas, Texas. The estimate of fair value as of June 30, 2014 was based upon a pending sales contract on this land parcel, which subsequently sold in July 2014.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2014 DISPOSITION ACTIVITY ($ in millions)

Land Dispositions		Location	Acres	Year Built	Closing Date
1.	Paces Land	Atlanta, GA	3.0	N/A	03/03/14
2.	Farmers Market Land	Dallas, TX	4.7	N/A	04/11/14

Total/Average Land Dispositions		$14.6	7.7 Acres	N/A

Joint Venture Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Braun Station	San Antonio, TX	240	2006	02/12/14
2.	Camden Piney Point	Houston, TX	318	2004	02/27/14

Total/Average Joint Venture Dispositions		$65.6	558 Apartment Homes	2005
Pro Rata Joint Venture Dispositions		$13.1

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2014:

		Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2014	$1,406	$23,420	$—	$24,826	0.9%	2.2%
2015	1,979	—	250,000	251,979	9.3%	5.1%
2016	2,201	—	—	2,201	0.1%	N/A
2017	2,419	—	246,750	249,169	9.2%	5.7%
2018	2,620	175,000	—	177,620	6.6%	0.9%
Thereafter	70,337	644,107	1,100,000	1,814,444	67.2%	4.5%
Total Maturing Debt	$80,962	$842,527	$1,596,750	$2,520,239	93.3%	4.4%

Unsecured Line of Credit	$—	$—	$150,000	$150,000	5.6%	0.7%
Other Short Term Borrowings	—	—	30,000	30,000	1.1%	1.0%
Total Debt	$80,962	$842,527	$1,776,750	$2,700,239	100.0%	4.2%

Weighted Average Maturity of Debt		6.2 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$390,531	14.5%	0.9%	4.2 Years
Fixed rate debt	2,309,708	85.5%	4.7%	6.5 Years
Total	$2,700,239	100.0%	4.2%	6.2 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,769,287	65.5%	4.2%	6.0 Years
Secured debt	930,952	34.5%	4.2%	6.5 Years
Total	$2,700,239	100.0%	4.2%	6.2 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$720,422	77.4%	5.1%	6.6 Years
Conventional variable-rate mortgage debt	175,000	18.8%	0.9%	4.3 Years
Tax exempt variable rate debt	35,530	3.8%	1.3%	14.0 Years
Total	$930,952	100.0%	4.2%	6.5 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	2Q14 NOI	% of Total
Unencumbered real estate assets	44,042	77.4%	$5,759,925	78.4%	$98,789	74.5%
Encumbered real estate assets	12,832	22.6%	1,587,086	21.6%	33,823	25.5%
Total	56,874	100.0%	$7,347,011	100.0%	$132,612	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.3x

(a) Includes all available extension options.
(b) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2014 AND 2015:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2014	$825	$23,420	$—	$24,245	2.2%
4Q 2014	581	—	—	581	N/A
2014	$1,406	$23,420	$—	$24,826	2.2%

1Q 2015	$460	$—	$—	$460	N/A
2Q 2015	470	—	250,000	250,470	5.1%
3Q 2015	519	—	—	519	N/A
4Q 2015	530	—	—	530	N/A
2015	$1,979	$—	$250,000	$251,979	5.1%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	32%	Yes

Secured Debt to Gross Asset Value	<	35%	11%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	366%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	36%	Yes

Total Secured Debt to Total Asset Value	<	40%	12%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	333%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	412%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2014:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2014	$794	$—	$794	0.8%	N/A
2015	1,758	—	1,758	1.7%	N/A
2016	1,682	32,987	34,669	33.3%	3.3%
2017	1,060	28,997	30,057	28.9%	2.9%
2018	440	27,047	27,487	26.5%	4.2%
Thereafter	313	8,014	8,327	8.0%	4.4%
Total Maturing Debt	$6,047	$97,045	$103,092	99.2%	3.5%

Subscription lines of credit (b)	$—	$881	$881	0.8%	1.5%
Total Debt	$6,047	$97,926	$103,973	100.0%	3.5%

Weighted Average Maturity of Debt		3.1 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$27,047	26.0%	2.0%	2.6 Years
Fixed rate debt		76,926	74.0%	4.1%	3.3 Years
Total		$103,973	100.0%	3.5%	3.1 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$76,926	74.0%	4.1%	3.3 Years
Conventional variable-rate mortgage debt		19,662	18.9%	2.1%	2.4 Years
Variable-rate construction loans		6,504	6.3%	2.0%	3.6 Years
Subscription lines of credit		881	0.8%	1.5%	0.5 Years
Total		$103,973	100.0%	3.5%	3.1 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,012	$777,305
Properties under development and land		266	25,426
Total		7,278	$802,731

(a) Includes all available extension options.
(b) As of June 30, 2014 these borrowings were drawn under the subscription lines of credit with $8.8 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2014 AND 2015:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	(a)	Amortization	Secured Maturities	Total
3Q 2014		$393	$—	$393	N/A
4Q 2014	(b)	401	881	1,282	1.5%
2014		$794	$881	$1,675	1.5%

1Q 2015		$422	$—	$422	N/A
2Q 2015		417	—	417	N/A
3Q 2015		454	—	454	N/A
4Q 2015		465	—	465	N/A
2015		$1,758	$—	$1,758	N/A

(a) Includes all available extension options.
(b) 4Q 2014 maturities includes subscription lines of credit with $881K (Camden's pro-rata share) outstanding as of June 30, 2014. The lines of credit have $8.8 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second quarter 2014
	Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$2,408	$46	$622	$12
Appliances	9.6	years	801	15	224	4
Painting	—		—	—	1,497	28
Cabinetry/Countertops	10.0	years	344	7	—	—
Other	9.2	years	1,372	26	573	11
Exteriors
Painting	5.0	years	1,178	22	—	—
Carpentry	10.0	years	550	10	—	—
Landscaping	6.1	years	213	4	2,860	54
Roofing	20.0	years	1,486	28	80	2
Site Drainage	10.0	years	497	9	—	—
Fencing/Stair	10.0	years	323	6	—	—
Other (b)	7.5	years	2,360	45	3,231	62
Common Areas
Mech., Elec., Plumbing	9.7	years	2,185	41	1,102	21
Parking/Paving	5.0	years	347	7	—	—
Pool/Exercise/Facility	7.8	years	2,947	56	408	8
Total			$17,011	$322	$10,597	$202
Weighted Average Apartment Homes				52,709		52,709

Revenue Enhancing Expenditures (c)	10.0	years	$17,669	$11,377
Revenue Enhanced Apartment Homes				1,553

	Year to date 2014
	Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$4,438	$84	$1,147	$22
Appliances	9.6	years	1,688	32	409	8
Painting	—		—	—	2,649	50
Cabinetry/Countertops	10.0	years	667	13	—	—
Other	9.2	years	2,503	48	1,125	21
Exteriors
Painting	5.0	years	1,241	24	—	—
Carpentry	10.0	years	656	12	—	—
Landscaping	6.1	years	483	9	6,012	114
Roofing	20.0	years	1,963	37	126	2
Site Drainage	10.0	years	596	11	—	—
Fencing/Stair	10.0	years	454	9	—	—
Other (b)	7.5	years	3,268	62	6,096	116
Common Areas
Mech., Elec., Plumbing	9.7	years	3,131	59	2,077	39
Parking/Paving	5.0	years	409	8	—	—
Pool/Exercise/Facility	7.8	years	3,913	74	702	13
Total			$25,410	$482	$20,343	$385
Weighted Average Apartment Homes				52,684		52,684

Revenue Enhancing Expenditures (c)	10.0	years	$33,397	$11,051
Revenue Enhanced Apartment Homes				3,022

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2014.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Represents capital expenditures for the three and six months ended June 30, 2014 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including non-controlling interests, which are convertible into common shares. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate investments between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$35,272	$72,172	$75,308	$135,648
Real estate depreciation from continuing operations	56,556	51,408	112,567	101,914
Real estate depreciation from discontinued operations	—	1,686	—	3,553
Adjustments for unconsolidated joint ventures	1,326	1,313	2,640	2,921
Income allocated to units convertible into common shares	1,012	2,765	2,049	3,722
Gain on sale of unconsolidated joint venture property	—	(13,032)	(3,566)	(13,032)
Gain on sale of discontinued operations	—	(24,866)	—	(56,649)
Funds from operations - diluted	$94,166	$91,446	$188,998	$178,077

Weighted average number of common shares outstanding:
EPS diluted	88,972	88,472	88,899	88,283
FFO diluted	90,058	89,558	89,985	89,369

Total earnings per common share -- diluted	$0.40	$0.81	$0.85	$1.53
FFO per common share - diluted	$1.05	$1.02	$2.10	$1.99

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q14	Range	2014	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.37	$0.41	$1.57	$1.67
Expected real estate depreciation	0.65	0.65	2.56	2.56
Expected adjustments for unconsolidated joint ventures	0.01	0.01	0.06	0.06
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
(Gain) on sale of unconsolidated joint venture property	—	—	(0.04)	(0.04)
Expected FFO per share - diluted	$1.04	$1.08	$4.20	$4.30

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$35,272	$72,172	$75,308	$135,648
Less: Fee and asset management	(2,147)	(2,827)	(5,170)	(5,721)
Less: Interest and other income (loss)	(44)	(1,038)	(332)	(1,090)
Less: Income (loss) on deferred compensation plans	(2,018)	102	(2,699)	(2,897)
Plus: Property management	5,853	5,242	11,692	11,225
Plus: Fee and asset management	1,247	1,486	2,506	2,963
Plus: General and administrative	10,534	11,590	20,079	21,384
Plus: Interest	22,746	24,797	45,879	49,692
Plus: Depreciation and amortization	57,953	52,629	115,349	104,232
Plus: Amortization of deferred financing costs	816	898	1,657	1,814
Plus: Expense (benefit) on deferred compensation plans	2,018	(102)	2,699	2,897
Less: Gain on sale of land	(1,447)	—	(1,801)	(698)
Less: Impairment associated with land holdings	1,152	—	1,152	—
Less: Equity in income of joint ventures	(736)	(17,798)	(5,026)	(18,732)
Plus: Income tax expense	401	468	875	867
Less: Income from discontinued operations	—	(2,132)	—	(4,906)
Less: Gain on sale of discontinued operations, net of tax	—	(24,866)	—	(56,649)
Plus: Income allocated to non-controlling interests from continuing operations	1,012	1,001	2,049	1,865
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	1,764	—	1,857
Net Operating Income (NOI)	$132,612	$123,386	$264,217	$243,751

"Same Property" Communities	$119,976	$114,141	$238,619	$225,787
Non-"Same Property" Communities	11,939	8,388	24,252	16,312
Development and Lease-Up Communities	188	—	183	—
Other	509	857	1,163	1,652
Net Operating Income (NOI)	$132,612	$123,386	$264,217	$243,751

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$35,272	$72,172	$75,308	$135,648
Plus: Interest	22,746	24,797	45,879	49,692
Plus: Amortization of deferred financing costs	816	898	1,657	1,814
Plus: Depreciation and amortization	57,953	52,629	115,349	104,232
Plus: Income allocated to non-controlling interests from continuing operations	1,012	1,001	2,049	1,865
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	1,764	—	1,857
Plus: Income tax expense	401	468	875	867
Plus: Real estate depreciation from discontinued operations	—	1,686	—	3,553
Less: Gain on sale of land	(1,447)	—	(1,801)	(698)
Less: Impairment associated with land holdings	1,152	—	1,152	—
Less: Equity in income of joint ventures	(736)	(17,798)	(5,026)	(18,732)
Less: Gain on sale of discontinued operations, net of tax	—	(24,866)	—	(56,649)
EBITDA	$117,169	$112,751	$235,442	$223,449

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Fitch	BBB+	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q3 '14	Q4 '14	Q1 '15	Q2 '15
Earnings release & conference call		Early Nov	Early Feb	Late Apr	Late July

Dividend Information - Common Shares:		Q1 '14	Q2 '14
Declaration Date		1/30/2014	6/16/2014
Record Date		3/31/2014	6/30/2014
Payment Date		4/17/2014	7/17/2014
Distributions Per Share		$0.66	$0.66

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2014

(Unaudited)							2Q14 Avg
			Year Placed	Average	Apartment	2Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	94%	$946	$1.20
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	1,037	0.97
Camden Montierra	Scottsdale	AZ	1999	1,071	249	93%	1,184	1.11
Camden Pecos Ranch	Chandler	AZ	2001	924	272	93%	901	0.98
Camden San Marcos	Scottsdale	AZ	1995	984	320	94%	1,052	1.07
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,034	0.99
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	90%	1,478	1.13
TOTAL ARIZONA	7	Properties		1,007	2,095	94%	1,060	1.05

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,744	1.73
Camden Harbor View	Long Beach	CA	2004	975	538	96%	2,097	2.15
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	1,900	1.88
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,471	1.85
Camden Parkside	Fullerton	CA	1972	836	421	97%	1,315	1.57
Camden Sea Palms	Costa Mesa	CA	1990	891	138	97%	1,630	1.83
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,681	1.86

Camden Landmark	Ontario	CA	2006	982	469	95%	1,364	1.39
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	1,694	1.63
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	93%	1,592	1.65
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,199	2.45
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	1,277	1.21
Total San Diego/Inland Empire	5	Properties		991	1,665	95%	1,558	1.57

TOTAL CALIFORNIA	11	Properties		939	4,146	96%	1,631	1.74

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,227	1.38
Camden Caley	Englewood	CO	2000	925	218	95%	1,157	1.25
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,340	1.32
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,394	1.21
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,312	1.30
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,157	1.24
TOTAL COLORADO	6	Properties		991	1,941	96%	1,266	1.28

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	1,512	1.42
Camden Clearbrook	Frederick	MD	2007	1,048	297	97%	1,375	1.31
Camden College Park	College Park	MD	2008	942	508	94%	1,571	1.67
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,621	1.66
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,695	1.61
Camden Fairfax Corner	Fairfax	VA	2006	934	489	95%	1,736	1.86
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,713	1.72
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,416	3.60
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,457	1.45
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	95%	1,603	1.56
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,526	1.78
Camden NoMa (1)	Washington	DC	2014	770	321	Lease-up	2,279	2.96
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	2,021	2.42
Camden Roosevelt	Washington	DC	2003	856	198	95%	2,536	2.96
Camden Russett	Laurel	MD	2000	992	426	96%	1,425	1.44
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,470	1.51
Camden South Capitol (1)(2)	Washington	DC	2013	821	276	Lease-up	2,185	2.66
Camden Summerfield	Landover	MD	2008	957	291	95%	1,582	1.66
Camden Summerfield II	Landover	MD	2012	936	187	94%	1,597	1.71
TOTAL DC METRO	19	Properties		946	6,405	96%	1,698	1.79

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,744	1.57
Camden Brickell	Miami	FL	2003	937	405	97%	1,861	1.99
Camden Doral	Miami	FL	1999	1,120	260	96%	1,639	1.46
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	1,771	1.41
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,918	1.84
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,411	1.17
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,455	1.31
Total Southeast Florida	7	Properties		1,103	2,520	96%	1,680	1.52

Camden Club	Longwood	FL	1986	1,077	436	96%	949	0.88
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	1,102	1.03
Camden Lago Vista	Orlando	FL	2005	955	366	97%	963	1.01
Camden LaVina	Orlando	FL	2012	970	420	95%	1,096	1.13
Camden Lee Vista	Orlando	FL	2000	937	492	97%	932	0.99
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,169	1.43
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	95%	874	0.97
Camden Town Square	Orlando	FL	2012	986	438	95%	1,149	1.17
Camden Waterford Lakes (1)(2)	Orlando	FL	2013	971	300	Lease-up	1,182	1.22
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,045	1.07
Total Orlando	10	Properties		965	3,976	96%	$1,028	$1.06

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2014

							2Q14 Avg
			Year Placed	Average	Apartment	2Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	$937	$0.99
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	836	1.12
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	96%	786	1.07
Camden Lakeside	Brandon	FL	1986	729	228	94%	800	1.10
Camden Montague	Tampa	FL	2012	975	192	95%	1,148	1.18
Camden Preserve	Tampa	FL	1996	942	276	94%	1,153	1.22
Camden Providence Lakes	Brandon	FL	1996	1,024	260	95%	935	0.91
Camden Royal Palms	Brandon	FL	2006	1,017	352	95%	982	0.97
Camden Visconti (2)	Tampa	FL	2007	1,125	450	95%	1,161	1.03
Camden Westchase Park	Tampa	FL	2012	993	348	96%	1,233	1.24
Camden Westshore	Tampa	FL	1986	728	278	97%	913	1.26
Camden Woods	Tampa	FL	1986	1,223	444	96%	921	0.75
Total Tampa/St. Petersburg	12	Properties		916	5,108	95%	954	1.04

TOTAL FLORIDA	29	Properties		973	11,604	96%	1,137	1.17

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,139	1.24
Camden Creekstone	Atlanta	GA	2002	990	223	95%	1,052	1.06
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,128	0.95
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	1,072	1.06
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	96%	1,184	1.27
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,069	1.04
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	96%	1,391	1.37
Camden River	Duluth	GA	1997	1,103	352	96%	975	0.88
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	990	0.87
Camden St. Clair	Atlanta	GA	1997	999	336	94%	1,107	1.11
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	805	0.80
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,112	1.23
TOTAL GEORGIA	12	Properties		1,008	3,943	95%	1,083	1.07

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	95%	729	0.77
Camden Breeze	Las Vegas	NV	1989	846	320	95%	743	0.88
Camden Canyon	Las Vegas	NV	1995	987	200	96%	873	0.88
Camden Commons	Henderson	NV	1988	936	376	96%	771	0.82
Camden Cove	Las Vegas	NV	1990	898	124	96%	742	0.83
Camden Del Mar	Las Vegas	NV	1995	986	560	95%	937	0.95
Camden Fairways	Henderson	NV	1989	896	320	97%	889	0.99
Camden Hills	Las Vegas	NV	1991	439	184	96%	504	1.15
Camden Legends	Henderson	NV	1994	792	113	95%	833	1.05
Camden Palisades	Las Vegas	NV	1991	905	624	96%	734	0.81
Camden Pines	Las Vegas	NV	1997	982	315	96%	808	0.82
Camden Pointe	Las Vegas	NV	1996	983	252	97%	751	0.76
Camden Summit	Henderson	NV	1995	1,187	234	97%	1,101	0.93
Camden Tiara	Las Vegas	NV	1996	1,043	400	96%	870	0.83
Camden Vintage	Las Vegas	NV	1994	978	368	95%	706	0.72
TOTAL NEVADA	15	Properties		938	4,918	96%	802	0.85

Camden Ballantyne	Charlotte	NC	1998	1,045	400	97%	1,144	1.09
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,393	1.54
Camden Dilworth	Charlotte	NC	2006	857	145	99%	1,355	1.58
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	1,045	1.01
Camden Foxcroft	Charlotte	NC	1979	940	156	98%	905	0.96
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,522	1.44
Camden Pinehurst	Charlotte	NC	1967	1,147	407	95%	916	0.80
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	990	1.02
Camden Simsbury	Charlotte	NC	1985	874	100	96%	1,025	1.17
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,267	1.44
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,162	1.06
Camden Touchstone	Charlotte	NC	1986	899	132	97%	870	0.97
Total Charlotte	12	Properties		1,003	2,894	97%	1,134	1.13

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	95%	1,051	1.04
Camden Crest	Raleigh	NC	2001	1.013	438	97%	879	0.87
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	942	0.90
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	934	0.88
Camden Manor Park	Raleigh	NC	2006	966	484	97%	956	0.99
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,074	1.01
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	817	0.84
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	883	0.86
Total Raleigh	8	Properties		1,016	3,054	96%	936	0.92

TOTAL NORTH CAROLINA	20	Properties		1,010	5,948	96%	$1,032	$1.02

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2014

							2Q14 Avg
			Year Placed	Average	Apartment	2Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	96%	$947	$1.10
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	95%	1,033	1.13
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	970	1.10
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,096	1.20
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,258	1.32
Camden Huntingdon	Austin	TX	1995	903	398	95%	921	1.02
Camden Ridgecrest	Austin	TX	1995	855	284	94%	830	0.97
Camden Shadow Brook (2)	Austin	TX	2009	909	496	97%	987	1.09
Camden Stoneleigh	Austin	TX	2001	908	390	94%	1,103	1.21
Total Austin	9	Properties		901	3,030	95%	1,018	1.13

Camden Breakers	Corpus Christi	TX	1996	868	288	96%	1,149	1.32
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	95%	855	1.10
Camden Miramar (3)	Corpus Christi	TX	1994-2013	492	930	56%	1,033	2.10
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	95%	1,237	1.17
Total Corpus Christi	4	Properties		687	1,832	95%	1,048	1.53

Camden Addison	Addison	TX	1996	942	456	95%	972	1.03
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,334	1.41
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,016	1.11
Camden Centreport	Ft. Worth	TX	1997	911	268	96%	951	1.04
Camden Cimarron	Irving	TX	1992	772	286	96%	970	1.26
Camden Design District (2)	Dallas	TX	2009	939	355	95%	1,269	1.35
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,118	1.20
Camden Glen Lakes	Dallas	TX	1979	877	424	95%	915	1.04
Camden Henderson	Dallas	TX	2012	967	106	97%	1,465	1.51
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,012	1.22
Camden Legacy Park	Plano	TX	1996	871	276	95%	1,039	1.19
Camden Panther Creek (2)	Frisco	TX	2009	946	295	96%	1,066	1.13
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,263	1.29
Camden Valley Park	Irving	TX	1986	743	516	97%	890	1.20
Total Dallas/Ft. Worth	14	Properties		902	5,667	95%	1,085	1.20

Camden City Centre	Houston	TX	2007	932	379	97%	1,600	1.72
Camden City Centre II	Houston	TX	2013	868	268	95%	1,667	1.92
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	95%	1,210	1.22
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	95%	1,224	1.14
Camden Grand Harbor (2)	Katy	TX	2008	959	300	96%	1,130	1.18
Camden Greenway	Houston	TX	1999	861	756	96%	1,368	1.59
Camden Heights (2)	Houston	TX	2004	927	352	97%	1,509	1.63
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,189	1.27
Camden Midtown	Houston	TX	1999	844	337	96%	1,697	2.01
Camden Northpointe (2)	Tomball	TX	2008	940	384	96%	1,032	1.10
Camden Oak Crest	Houston	TX	2003	870	364	97%	1,043	1.20
Camden Park	Houston	TX	1995	866	288	97%	998	1.15
Camden Plaza	Houston	TX	2007	915	271	96%	1,543	1.69
Camden Post Oak	Houston	TX	2003	1,200	356	93%	2,643	2.20
Camden Royal Oaks	Houston	TX	2006	923	236	98%	1,213	1.31
Camden Royal Oaks II	Houston	TX	2012	1,054	104	98%	1,398	1.33
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	96%	1,132	1.05
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,037	1.23
Camden Sugar Grove	Stafford	TX	1997	921	380	97%	1,046	1.13
Camden Travis Street	Houston	TX	2010	819	253	96%	1,603	1.96
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,400	1.62
Camden Whispering Oaks	Houston	TX	2008	934	274	97%	1,208	1.29
Camden Woodson Park (2)	Houston	TX	2008	916	248	96%	1,059	1.16
Camden Yorktown (2)	Houston	TX	2008	995	306	96%	1,126	1.13
Total Houston	24	Properties		930	8,434	96%	1,345	1.45

TOTAL TEXAS	51	Properties		894	18,963	96%	1,187	1.33

TOTAL PROPERTIES	170	Properties		948	59,963	96%	$1,207	$1.27

(1) Completed communities in lease-up as of June 30, 2014 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Miramar is a student housing community which is excluded from total occupancy numbers.